INVESTMENTS IN AFFILIATES	12 Months Ended
Dec. 31, 2018
Equity Method Investments and Joint Ventures [Abstract]
INVESTMENTS IN AFFILIATES

16.	INVESTMENTS IN AFFILIATES

At December 31, 2018 and 2017, we have the following participation in investments that are recorded using the equity method:

	2018	2017
Golar Partners (1)	32.0%	31.8%
Egyptian Company for Gas Services S.A.E ("ECGS")	50%	50%
Golar Power	50%	50%
OneLNG	51%	51%
The Cool Pool Limited ("Pool Manager") (2)	50%	33%
Avenir LNG Limited ("Avenir")	22.5%	—

(1) As of December 31, 2018, we held a 32.0% (2017: 31.8%) ownership interest in Golar Partners (including our 2% general partner interest) and 100% of the IDRs.
(2) The Pool Manager is a Marshall Islands service company that was established in September 2015 to facilitate the joint operations under the Cool Pool. Following the exit of one participant from the pool in June 2018, our participation increased to50%.

The carrying amounts of our investments in our equity method investments as at December 31, 2018 and 2017 are as follows:

(in thousands of $)	2018	2017
Golar Partners	271,160	467,097
Golar Power	266,151	228,696
OneLNG	—	2,047
Avenir	28,710	—
Others (1)	5,761	5,385
Equity in net assets of affiliates	571,782	703,225

[1] Others largely relate to our investment in ECGS amounting to $5.3 million and $5.4 million as at December 31, 2018 and 2017, respectively.

The components of equity in net assets of non-consolidated affiliates are as follows:

(in thousands of $)	2018	2017
Cost	981,196	877,810
Dividends	(336,286)	(287,263)
Equity in net earnings of affiliates	95,458	107,553
Impairment of investment in affiliate	(149,389)	—
Share of other comprehensive income of affiliates	(19,197)	5,125
Equity in net assets of affiliates	571,782	703,225

Quoted market prices for ECGS, Golar Power and OneLNG are not available because these companies are not publicly traded.

Golar Partners

Golar Partners is an owner and operator of FSRUs and LNG carriers under long-term charters. Golar Partners is listed on the NASDAQ. Since the deconsolidation date of Golar Partners in December 2012, we have accounted for all our investments (Common Units, GP Units and IDRs) in Golar Partners under the equity method. The initial carrying value of our investments in Golar Partners was based on the fair value on the deconsolidation date. Subsequently the day one value was adjusted for our share of Golar Partners earnings and distributions received. On December 31, 2018, we recognized an impairment charge of $149.4 million. See note 9 for further details.

Exchange of Incentive Distribution Rights "IDR Reset"

On October 13, 2016, we entered into an equity exchange agreement with Golar Partners in which we reset our rights to receive cash distributions in respect of our interests in the incentive distribution rights, or Old IDRs, in exchange for the issuance of (i) New IDRs, (ii) an aggregate of 2,994,364 common units and 61,109 general partner units, and (iii) an aggregate of up to 748,592 additional common units and up to 15,278 additional general partner units that may be issued if target distributions are met ("the Earn-Out Units"). Based on the agreement, half of the Earn-Out Units ("first tranche") would vest if Golar Partners paid a distribution equal to, or greater than, $0.5775 per common unit in each of the quarterly periods ended December 31, 2016, March 31, 2017, June 30, 2017 and September 30, 2017. Having satisfied the minimum quarterly distribution in respect of these quarters, Golar Partners issued to Golar 374,295 common units and 7,639 general partner units on November 15, 2017. The New IDRs result in the minimum distribution level increasing from $0.3850 per common unit to $0.5775 per common unit. The fair value of the Old IDRs was not materially different to the fair value of all of the newly issued instruments. The agreement also required Golar Partners to pay Golar the distributions that it would have been entitled to receive on these units in respect of each of those four preceding quarters. Therefore, in connection with the issuance of the above Earn-Out Units, Golar also received $0.9 million in dividends in the prior period. The remaining Earn-Out Units ("second tranche") would be issued if Golar Partners paid a distribution equal to $0.5775 per common unit in the periods ending December 31, 2017, March 31, 2018, June 30, 2018 and September 30, 2018. Having not satisfied the minimum quarterly distribution over all of these quarters, the second tranche did not vest.

In relation to the IDR Reset transaction, we applied "carry over" accounting and determined that the Earn-Out Units met the definition of a derivative. Accordingly, the overall effect of the IDR Reset on the transaction date was (i) a reclassification of the initial fair value of the derivative from "Investment in affiliates" to "Other non-current assets" of $15.0 million, and (ii) the residual carrying value of the Old IDRs (after reclassification of the derivative fair value) was reallocated across the new instruments on a relative fair value basis. As of December 31, 2017, following the issuance of the first tranche of the Earn-Out Units, the fair value of the derivative amounted to $7.4 million. The decrease in Golar Partners' quarterly distribution to $0.4042 per common unit on October 24, 2018 resulted in the Earn-Out Units not crystallizing and, accordingly, we recognized a mark-to-market loss of $7.4 million for the year ended December 31, 2018, effectively reducing the derivative asset to $nil.

ECGS

In December 2005, we entered into an agreement with the Egyptian Natural Gas Holding Company and HK Petroleum Services to establish a jointly owned company, ECGS, to develop operations in Egypt, particularly in hydrocarbon and LNG related areas.

In March 2006, we acquired 0.5 million common shares in ECGS at a subscription price of $1 per share. This represents a 50% interest in the voting rights of ECGS and, in December 2011, ECGS called up its remaining share capital amounting to $7.5 million. Of this, we paid $3.75 million to maintain our 50% equity interest.

As ECGS is jointly owned and operated together with other third parties, we have adopted the equity method of accounting for our 50% investment in ECGS, as we consider we have joint control. Dividends received for each of the years ended December 31, 2018 and 2017 were $0.2 million and $nil, respectively.

Golar Power

In July 2016, we entered into certain agreements forming a 50/50 joint venture, Golar Power, with private equity firm Stonepeak. Under the terms of the shareholders' agreement in relation to the formation of the joint venture company, we disposed of the entities that own and operate Golar Penguin, Golar Celsius, newbuild Golar Nanook and LNG Power Limited to Golar Power. As a result, commencing July 6, 2016, Golar Power and its subsidiaries have been considered as our affiliates and not as controlled subsidiaries of the Company. Accordingly, with effect from July 6, 2016, our investment in Golar Power has been accounted for under the equity method of accounting.

Under the shareholders' agreement, we and Stonepeak have agreed to contribute additional funding to Golar Power on a pro rata basis. During the year ended December 31, 2018, we contributed a further $55.0 million to Golar Power as a result of this agreement. In addition, interest costs capitalized on the investment in Golar Power for the years ended December 31, 2018 and 2017, were $10.5 million and $6.6 million, respectively.

OneLNG

On July 25, 2016 Golar and Schlumberger B.V. ("Schlumberger") entered into an agreement to form OneLNG, a joint venture, with the intention to offer an integrated upstream and midstream solution for the development of low cost gas reserves to LNG. In accordance with the joint venture and shareholders' agreement, Golar holds 51% and Schlumberger the remaining 49% of OneLNG. By virtue of substantive participation rights held by Schlumberger, we account for our investment in OneLNG under the equity method of accounting. The delays in finalizing a debt financing package for the Fortuna FLNG project, together with other capital and resource priorities, has resulted in a decision from Schlumberger to end their participation in the project. Golar and Schlumberger, as a result of this, have commenced the winding down of OneLNG and will work on FLNG projects as required on a case-by-case basis. As a result, we have written down our investment in OneLNG to $nil as at December 31, 2018.

Pool Manager

In October 2015, we entered into an LNG carrier pooling arrangement with GasLog Carriers Ltd ("GasLog") and Dynagas Ltd ("Dynagas") to market our vessels which are currently operating in the LNG shipping spot market. In June 2018, Dynagas exited the pooling arrangement. As of December 31, 2018, the Cool Pool comprised of 16 vessels, of which eight vessels were contributed by us, six vessels by GasLog and two vessels by Golar Power. The vessel owner continues to be fully responsible for the manning and the technical management of their respective vessels. For the operation of the Cool Pool, a Marshall Islands service company ("Pool Manager") was established in September 2015. The Pool Manager is jointly owned and controlled by us and GasLog.

Avenir

On October 1, 2018, Avenir issued a private placement of 99 million shares at a par price of $1 per share, which was successfully completed at a subscription price of $1 per share. Of the 99 million shares placed, we subscribed for 24.8 million shares, representing an investment of $24.8 million, or 25%. The investment is part of a combined commitment of up to $182.0 million from Stolt-Nielsen Limited ("Stolt-Nielsen") (an entity affiliated with our director Niels Stolt Nielsen), Höegh LNG Holdings Limited ("Höegh") and Golar for the pursuit of opportunities in small-scale LNG, including the delivery of LNG to areas of stranded gas demand, the development of LNG bunkering services and supply to the transportation sector.

The consideration of $24.8 million, was deemed less than our proportionate share of net assets acquired in Avenir, at fair value. Therefore, during the year ended December 31, 2018 we recognized negative goodwill of $3.8 million in equity in net (losses) earnings of affiliates to reflect our bargain purchase.

Avenir intends to utilize the best-in-class capabilities of its anchor investors to build a global presence as the leading provider of small-scale LNG, and it will be among the first movers in this market with a fleet of small-scale LNG carriers and terminals. The market for small-scale LNG is rapidly expanding, with great potential to be realized in the off-grid power, transportation and bunkering markets because of high-margin oil-to-gas switching, policy changes and environmental benefits of consuming LNG relative to alternative fossil fuels. The forthcoming IMO 2020 regulations are one of many driving factors for increased small-scale LNG consumption, and Avenir plans to introduce safe and efficient ship-to-ship bunkering services at key strategic ports to meet and develop demand for LNG as a marine fuel.

Avenir was originally formed by Stolt-Nielsen in 2017 to provide LNG to markets lacking access to LNG pipelines. Stolt-Nielsen will consolidate all its LNG activities into Avenir, including four small-scale LNG carriers currently under construction at Keppel Singmarine in Nantong, China, two small-scale LNG carriers on order from Sinopacific Offshore Engineering in Nantong, China and a 80% ownership in an LNG terminal and distribution facility under development in the Italian port of Oristano, Sardinia. Avenir plans to source and ship LNG to the terminal using small LNG carriers, and distribute the LNG in trucks and through regasification into the local gas grid.

On November 8, 2018, Avenir placed a further 11 million shares, also at a subscription price of $1 per share, with a group of institutional and other professional investors and, subsequent to this placement, Stolt-Nielsen, Höegh and Golar have a 45%, 22.5% and 22.5% participation in Avenir, respectively.

Avenir's shares were listed on the N-OTC with effect from November 14, 2018.

Summarized financial information of the affiliated undertakings shown on a 100% basis are as follows:

(in thousands of $)	December 31, 2018						December 31, 2017
	ECGS	Golar Partners	Pool Manager	Golar Power	OneLNG	Avenir	ECGS	Golar Partners	Pool Manager	Golar Power	OneLNG
Balance Sheet
Current assets	22,955	164,529	98,448	79,029	4,884	78,591	37,476	311,496	40,661	61,374	14,955
Non-current assets	244	2,076,288	—	955,100	—	20,840	333	2,115,875	—	713,646	—
Current liabilities	11,510	323,508	98,448	285,447	8,741	1,760	25,836	180,087	40,661	60,033	10,941
Non-current liabilities	1,203	1,157,792	—	149,114	—	—	1,203	1,399,683	—	174,656	—
Non-controlling interests	—	79,902	—	1,541	—	—	—	76,544	—	—	—

Statement of Operations
Revenue	30,596	346,650	346,170	78,732	7	487	44,052	433,102	159,460	7,354	—
Net income (loss)	207	76,548	—	(10,202)	(6,646)	(975)	1,047	144,848	—	(7,899)	(14,883)